As filed with the Securities and Exchange Commission on January 31, 2002
                                                Registration No. 333-______
   ========================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                           -----------------------
                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933
                           -----------------------
                     FIRST MID-ILLINOIS BANCSHARES, INC.
           (Exact name of Registrant as specified in its charter)

                 DELAWARE                        37-1103704
        (State or Other Jurisdiction of        (I.R.S. Employer
        Incorporation or Organization)        Identification No.)

                           1515 CHARLESTON AVENUE
                           MATTOON, ILLINOIS 61938

        (Address of principal executive offices, including zip code)

                               (217) 234-7454

                       (Registrant's telephone number)

                     FIRST MID-ILLINOIS BANCSHARES, INC.
                          1997 STOCK INCENTIVE PLAN

                          (Full title of the plan)


                             WILLIAM S. ROWLAND
                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
                     FIRST MID-ILLINOIS BANCSHARES, INC.
                           1515 CHARLESTON AVENUE
                           MATTOON, ILLINOIS 61938

                   (Name and address of agent for service)

                               (217) 258-0415
        (Telephone number, including area code, of agent for service)

                               WITH A COPY TO:

                               GARY L. MOWDER
                            SCHIFF HARDIN & WAITE
                              6600 SEARS TOWER
                           CHICAGO, ILLINOIS 60606
                               (312) 258-5514

                       -------------------------------


                       CALCULATION OF REGISTRATION FEE

                                                                  PROPOSED
                                                                   MAXIMUM         PROPOSED
                                                   AMOUNT         OFFERING          MAXIMUM
                                                    TO BE          PRICE           AGGREGATE          AMOUNT OF
                                                 REGISTERED      PER SHARE      OFFERING PRICE     REGISTRATION FEE
        TITLE OF SECURITIES TO BE REGISTERED        (2)             (1)               (1)                (1)
        ------------------------------------     ----------      ----------     --------------     ----------------
       Common Stock, par value $4.00 per share     150,000         $24.18         $3,627,000           $333.69


   (1) Estimated on the basis of $24.18 per share, the average of the bid and asked price of the Common Stock on January 28, 2001, pursuant to Rule 457(h) of the Securities Act of 1933
        ("Securities Act").

   (2) Pursuant to Rule 416 of the Securities Act, this Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Plan being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.


                                   PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                              EXPLANATORY NOTE

        This Registration Statement on Form S-8 is being filed for the purpose of registering 150,000 additional shares of common stock of First Mid-Illinois Bancshares, Inc. (the "Registrant"), par value $4.00 per share ("Common Stock") authorized for issuance under the First Mid-Illinois Bancshares, Inc. 1997 Stock Incentive Plan (the "Plan").



                         INCORPORATION BY REFERENCE

        Pursuant to General Instruction E to Form S-8, the contents of the registration statement on Form S-8 (File No. 333-69673) previously filed by the Registrant with respect to securities offered pursuant to the Plan are hereby incorporated by reference herein, and the opinions and consents listed in the Exhibit Index are filed herewith.

   ITEM 8.   EXHIBITS.

        The exhibits filed with this Registration Statement or incorporated by reference in this Registration Statement are set forth in the Exhibit Index filed as part of this Registration Statement.



                                 SIGNATURES

        THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mattoon, State of Illinois, on January 31, 2002.

                                      FIRST MID-ILLINOIS BANCSHARES, INC.
                                           (Registrant)


                                      By:  /s/   William S. Rowland
                                           -----------------------------
                                           William S. Rowland
                                           President and Chief Executive
                                           Officer

                              POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints William S. Rowland and Michael L. Taylor, and each to them, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                    TITLE                                DATE
              ---------                                    -----                                ----
              /s/   William S. Rowland          President, Chief                          January 31, 2002
     ------------------------------------       Executive Officer and
              William S. Rowland                Chairman of the Board
                                                (Principal Executive Officer)





                                                             - 2 -




              SIGNATURE                                    TITLE                                DATE
              ---------                                    -----                                ----

              /s/   Michael L. Taylor           Vice President and                        January 31, 2002
     -------------------------------------      Chief Financial Officer
              Michael L. Taylor                 (Principal Financial Officer
                                                and Principal Accounting Officer)

              /s/ Charles A. Adams              Director                                  January 31, 2002
     -------------------------------------
              Charles A. Adams

                                                Director
     -------------------------------------
              Kenneth R. Diepholz

                                                Director
     -------------------------------------
              Steven L. Grissom

                                                Director
     -------------------------------------
              Richard Anthony Lumpkin


              /s/ Daniel E. Marvin, Jr.         Director                                  January 31, 2002
     -------------------------------------
              Daniel E. Marvin, Jr.


              /s/ Gary W. Melvin                Director                                  January 31, 2002
     -------------------------------------
              Gary W. Melvin

                                                Director
     -------------------------------------
              Sara Jane Preston


              /s/ Ray Anthony Sparks            Director                                  January 31, 2002
     -------------------------------------
              Ray Anthony Sparks














                                                             - 3 -



                                EXHIBIT INDEX

   EXHIBIT
   NUMBER         DESCRIPTION
   --------       -----------

   5         Opinion of Schiff Hardin & Waite.

   23.1      Consent of KPMG LLP.

   23.2 Consent of Schiff Hardin & Waite (contained in its Opinion filed as Exhibit 5).

   24 Powers of Attorney (contained on the signature pages hereto).






































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